Other operating expenses	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Other operating expenses	Other operating expenses
Other operating expenses totaled €1,415 million in 2020, compared with €1,207 million in 2019 and €548 million in 2018.
For 2020, this line item includes €1,090 million of expenses relating to the alliance with Regeneron (see Note C.1.), versus €715 million for 2019 and €225 million in 2018 (as shown in the table below):

(€ million)	2020	2019	2018
Income & expense related to profit/loss sharing under the Monoclonal Antibody Alliance	(727)	(253)	177
Additional share of profit paid by Regeneron towards development costs	75	21	—
Reimbursement to Regeneron of selling expenses incurred	(349)	(449)	(388)
Total - Monoclonal Antibody Alliance	(1,001)	(681)	(211)
Immuno-Oncology Alliance	89	62	4
Other (mainly Zaltrap®)	(14)	(14)	(14)
Other operating income/(expenses), net related to the Regeneron Alliance	(926)	(633)	(221)
of which amount presented in Other operating income (Note D.25.)	164	82	4
Other operating expenses included acquisition-related costs of €29 million in 2020, and of €56 million in 2018. Charges to provisions for litigation and environmental risks are also recorded within this line item.
Finally, Other operating expenses also includes shares of profits due to alliance partners (other than BMS and the alliance partner under the Actonel® agreement) under product marketing agreements (€16 million in 2020, versus €28 million in 2019 and €50 million in 2018).